UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 17, 2011 (April 1, 2011)

Walter Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13711	13-3429953
(State or other jurisdiction of Incorporation or organization)	Commission File No.	(I.R.S. Employer Identification No.)

4211 W. Boy Scout Boulevard

Tampa, Florida 33607

(813) 871-4811

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

N/A

(Former Name or Former Address, if Changed from Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment

On April 6, 2011, Walter Energy, Inc. filed a Current Report on Form 8-K with the Securities and Exchange Commission, Accession No. 0001104659-11-018906, (the “Form 8-K”) stating that it had completed the acquisition of all of the outstanding common shares of Western Coal Corp. and that the financial statements and pro forma financial information required under Item 9.01 of the Form 8-K would be filed as soon as practicable, and in any event not later than 71 days after the date on which the Form 8-K was required to be filed pursuant to Item 2.01. This Form 8-K/A is being filed to include the financial information required under Item 9.01, and does not update, modify or amend any other disclosure set forth in the previously filed Form 8-K.

Item 9.01               Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The following information is filed as exhibits hereto and incorporated by reference herein:

Audited consolidated financial statements of Western Coal Corp. (in Canadian dollars):

•                  As of and for the years ended March 31, 2010 and 2009 including an audited note reconciling the differences between Canadian generally accepted accounting principles (“Canadian GAAP”) and the accounting principles generally accepted in the United States of America (“US GAAP”), are attached hereto as Exhibit 99.1.

•                  As of and for the years ended March 31, 2008 and 2007 (without a note reconciling Canadian GAAP to US GAAP) are attached hereto as Exhibit 99.2.

Unaudited interim consolidated financial statements of Western Coal Corp. (in Canadian dollars) as of and for the three month and nine month periods ended December 31, 2010 and 2009 including an unaudited note reconciling Canadian GAAP to US GAAP (in Canadian dollars) are attached hereto as Exhibit 99.3.

(b) Pro Forma Financial Information.

Unaudited pro forma condensed combined financial information required by this Item as of and for the year ended December 31, 2010 including an unaudited note reconciling Canadian GAAP to U.S. GAAP in U.S. dollars, is attached hereto as Exhibit 99.4.

(d)	Exhibits

Exhibit
No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, Chartered Accountants.

99.1	Western Coal Corp. Consolidated Financial Statements for the years ended March 31, 2010 and 2009.

99.2	Western Canadian Coal Corp. Consolidated Financial Statements for the years ended March 31, 2008 and 2007.

99.3	Western Coal Corp. Consolidated Financial Statements as of and for the three and nine months ended December 31, 2010 (Unaudited).

99.4	Walter Energy, Inc. Unaudited pro forma condensed combined financial statements as of and for the twelve months ended December 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER ENERGY, INC.

Date: June 17, 2011	By:	/s/ Catherine C. Bona
Catherine C. Bona, Vice President
interim General Counsel and
Secretary